UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2021

Kensington Capital Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40114	86-1326226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-fourth of one redeemable warrant	KCAC.U	The New York Stock Exchange
Class A common stock included as part of the units	KCAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	KCAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on June 9, 2021, Kensington Capital Acquisition Corp. II, a Delaware corporation (“Kensington”), Wallbox B.V., a private company with limited liability incorporated under the Laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid and which will be converted into a public limited liability company (naamloze vennootschap) prior to the effectuation of the Exchanges (as defined in the Business Combination Agreement)) (“Holdco”), Orion Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), and Wallbox Chargers, S.L., a Spanish limited liability company (sociedad limitada) (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, Kensington and the Company will enter into a business combination.

Effective as of September 29, 2021, Holdco and Kensington entered into separate subscription agreements (each, a “Subscription Agreement”) with a number of investors (each a “Subscriber”), pursuant to which the Subscribers agreed to purchase, and Holdco agreed to issue to the Subscribers, an aggregate of 1,100,000 Holdco Ordinary A Shares (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $11.0 million, in a private placement (the “New PIPE”). Certain officers and directors of Kensington and their affiliates have subscribed for approximately 600,000 PIPE Shares pursuant to the Subscription Agreements.

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the transactions contemplated by the Business Combination Agreement. The purpose of the New PIPE is to raise additional capital for use by the combined company following the closing of the transactions contemplated by the Business Combination Agreement.

Pursuant to the Subscription Agreements, Holdco agreed, among other things, that, within 30 calendar days after the consummation of the Transactions (the “Filing Deadline”), Holdco will file with the SEC (at Holdco’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “Resale Registration Statement”), and Holdco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Holdco that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

The Business Combination Agreement provides that the obligation of Holdco, Merger Sub and the Company to consummate the business combination is conditioned on, among other things, a requirement that the Kensington Cash Amount (as defined below) will be at least two hundred and fifty million dollars ($250,000,000) in the aggregate (the “Minimum Cash Condition”). “Kensington Cash Amount” means the amount equal to (i) the aggregate amount of cash in its trust account that will be available to Kensington for unrestricted use as of immediately following the effective time of the merger of Merger Sub (the “Merger Effective Time”) into Kensington pursuant to the Business Combination Agreement (for clarity, after giving effect to any redemption rights of Kensington stockholders that are actually perfected), plus (ii) the aggregate amount of cash proceeds received from investors as of the Merger Effective Time in connection with a PIPE investment pursuant to subscription agreements entered into on June 9, 2021.

8,888,682 shares of Kensington’s Class A common stock were redeemed in connection with the business combination (the “Redemptions”).

As a result of the Redemptions, the Kensington Cash Amount will be approximately $241.1 million and therefore the Minimum Cash Condition will not be satisfied; however, the Company has agreed to waive the Minimum Cash Condition so that the Minimum Cash Condition would be deemed satisfied. For the avoidance of doubt, the Kensington Cash Amount does not include approximately $11.0 million in funds raised pursuant to the New PIPE.

Important Information and Where to Find It

In connection with the Transactions, Holdco has filed a registration statement on Form F-4, including a proxy statement/prospectus (the “Registration Statement”), with the SEC, which includes a proxy statement distributed to holders of Kensington’s common stock in connection with Kensington’s solicitation of proxies for the vote by Kensington’s stockholders with respect to the Transactions and other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the Company’s shareholders in connection with the Transactions. The Registration Statement was declared effective by the SEC, and Kensington commenced mailing the proxy statement/prospectus to its stockholders, on September 20, 2021. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Kensington, the Company and the Transactions. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Kensington through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Kensington Capital Acquisition Corp. II, 1400 Old Country Road, Suite 301, Westbury, NY 11590.

Participants in the Solicitation

Kensington and the Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Transactions. Information about the directors and executive officers of Kensington and the Company is set forth in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Registration Statement and other relevant materials filed with the SEC regarding the Transactions. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes, or incorporates by reference, certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity, expectations and timing related to product development, potential benefits of the

Transactions, and expectations related to the terms and timing of the Transactions. These statements are based on various assumptions and on the current expectations of Kensington’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kensington and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the outcome of judicial proceedings to which Kensington or the Company may become a party (including any legal proceedings that may be instituted against Kensington or the Company regarding the Transactions); the inability of the parties to successfully or timely consummate the Transactions or to satisfy the other conditions to the closing of the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of Kensington for the Transactions is not obtained; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions or difficulty in, or costs associated with, integrating the businesses of Kensington and the Company; the amount of redemption requests made by Kensington’s stockholders; the occurrence of events that may give rise to a right of one or both of Kensington and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business, the development and performance of the Company’s products, and the timing of expected business milestones; the risk that the Transactions disrupt Kensington’s or the Company’s current plans and operations; the ability to grow and manage growth following the Transactions; the effects of competition on the Company’s future business; and those factors discussed in the Registration Statement, as amended, under the heading “Risk Factors,” and other documents of Kensington filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kensington nor the Company presently do not know or that Kensington and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Kensington’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Kensington and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Kensington and the Company may elect to update these forward-looking statements at some point in the future, Kensington and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Kensington’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

10.1	Form of Subscription Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 29, 2021

KENSINGTON CAPITAL ACQUISITION CORP. II

By:	/s/ Daniel Huber
Name: Daniel Huber
Title: Chief Financial Officer

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